UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


         Date of Report (Date of earliest event reported): July 2, 1999


                               ALLTEL CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                  1-4996                    34-0868285
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         (State or other      (Commission File Number)       (I.R.S. Employer
         jurisdiction of                                     Identification No.)
         incorporation or
         organization)



         One Allied Drive, Little Rock, Arkansas                    72202
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         (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code     (501)905-8000
                                                            --------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 2.           Acquisition and Disposition of Assets

                  On July 2, 1999, ALLTEL Corporation, a Delaware corporation ("ALLTEL"), consummated the transactions contemplated by an Agreement and Plan of Merger, dated as of December 18, 1998 (the "Merger Agreement"), by and among ALLTEL, Pinnacle Merger Sub, Inc., a Nebraska corporation and a wholly-owned subsidiary of ALLTEL ("Merger Sub"), and Aliant Communications Inc., a Nebraska corporation ("Aliant"), pursuant to which Merger Sub was merged into Aliant, with Aliant becoming a wholly-owned subsidiary of ALLTEL (the "Merger"). The effective time of the Merger (the "Effective Time") was approximately 8:00 a.m., Central Time, July 2, 1999.

                  At the Effective Time, each outstanding share of common stock, $.01 par value (the "Aliant Common Stock"), of Aliant (other than shares of Aliant Common Stock that were owned by ALLTEL, Merger Sub or any other direct or indirect subsidiary of ALLTEL or shares of Aliant Common Stock that are owned by Aliant or any direct or indirect subsidiary of Aliant and in each case not held on behalf of third parties) were converted into the right to receive .67 fully paid and nonassessable share of common stock, $1 par value, of ALLTEL. Cash will be paid in lieu of any fractional share of ALLTEL Common Stock. No material relationship exists between Aliant and ALLTEL and any of ALLTEL's affiliates, any director or officer of ALLTEL, or any associate of such director or officer. The description of the terms of the Merger is qualified in all respects by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

                  A copy of the press release regarding the consummation of the Merger issued by ALLTEL is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

                  No financial statements are required pursuant to Rule 3-05(b).

         (b)      Pro Forma Financial Information

                  No pro forma financial information is required pursuant to
                  Article 11 of Regulation S-K.

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger, dated as of December 18, 1998, among ALLTEL Corporation, Pinnacle Merger Sub, Inc. and Aliant Communications Inc. (previously filed with the Commission on March 26, 1999 as Annex A to Proxy Statement/Prospectus of ALLTEL Corporation and Aliant Communications Inc., Commission File No. 333-74983, and incorporated by reference herein).

                  99.1     Press Release, dated July 2, 1999, of ALLTEL
                           Corporation



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





                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                ALLTEL CORPORATION
                                   ---------------------------------------------
                                                   (Registrant)



                                             By: /s/ Jeffery R. Gardner
                                   ---------------------------------------------
                                                 Jeffery R. Gardner
                                   Senior Vice President - Finance and Treasurer
                                                   July 6, 1999






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                                  EXHIBIT INDEX
                                  -------------

         Exhibit
         Number                Description of Exhibits
         -------               -----------------------
          2.1 Agreement and Plan of Merger, dated as of December 18, 1998, among ALLTEL Corporation, Pinnacle Merger Sub, Inc. and Aliant Communications Inc. (previously filed with the Commission on March 26, 1999 as Annex A to Proxy Statement/Prospectus of ALLTEL Corporation and Aliant Communications Inc., Commission File No. 333-74983, and incorporated by reference herein).

         99.1       Press Release of ALLTEL Corporation, dated July 2, 1999.







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